UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

Grayscale Bittensor Trust (TAO)

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56788	99-6506784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Bittensor Trust (TAO) Shares	GTAO	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Second Amended and Restated Declaration of Trust and Trust Agreement

On January 12, 2026, following approval of the Proposals (as defined below), Grayscale Investments Sponsors, LLC, the sponsor (the “Sponsor”) of Grayscale Bittensor Trust (TAO) (the “Trust”), and CSC Delaware Trust Company, the trustee (the “Trustee”) of the Trust, entered into the Second Amended and Restated Declaration of Trust and Trust Agreement, dated as of January 12, 2026 (the “Second A&R Trust Agreement”). The full text of the Second A&R Trust Agreement and a more detailed description of the proposals are available in the Trust’s Notice to Shareholders dated December 8, 2025 (the “Consent Solicitation Statement”).

The foregoing description of the Second A&R Trust Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second A&R Trust Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 8, 2025, the Sponsor solicited the consent of the shareholders of the Trust (the “Consent Solicitation”) to approve seven proposals to amend the Amended and Restated Declaration of Trust and Trust Agreement (as amended, the “Trust Agreement”) between the Sponsor and the Trustee, all of which were approved by the requisite majority of outstanding shares held by the Trust’s shareholders as of the record date for the Consent Solicitation. The Proposals are described in more detail in the Consent Solicitation Statement.

Proposal 1:

The proposal to approve amendments to the Trust Agreement authorizing the Sponsor, subject to certain conditions relating to the Trust’s qualification as a grantor trust for U.S. federal income tax purposes, to cause the Trust to stake a portion of the TAO held by the Trust through the Bittensor network’s proof-of-stake validation protocol. Under this approval, the Sponsor may arrange for staking through contractual arrangements with the Custodian and, through the Custodian’s engagement, staking providers. In connection with such activities, the Trust may accept staking consideration and, for a limited time, hold consideration other than TAO received as a result of staking (“Proposal 1”) was approved based on the following votes:

For	Against	Abstain
0	0	80

Proposal 2:

The proposal to approve amendments to the Trust Agreement providing the Sponsor with the ability to make (i) certain restatements, amendments or supplements to the Trust Agreement that would materially adversely affect the interests of the shareholders as determined by the Sponsor in its sole discretion with a 20-day notice to shareholders and (ii) certain other restatements, amendments or supplements to the Trust Agreement only if certain conditions set forth in the amendments relating to the qualification of the Trust as a grantor trust for U.S. federal income tax purposes are satisfied (“Proposal 2”) was approved based on the following votes:

For	Against	Abstain
0	0	80

Proposal 3:

The proposal to approve amendments to the Trust Agreement providing that, in addition to the Sponsor’s Fee, the Sponsor may be entitled to receive a Sponsor’s Staking Fee, as partial consideration for facilitating staking (if and to the extent permitted under the Trust Agreement), in an amount determined in the Sponsor’s sole discretion, as described in the Trust Agreement (“Proposal 3”), was approved based on the following votes:

For	Against	Abstain
0	0	80

Proposal 4:

The proposal to approve amendments to the Trust Agreement authorizing alternative procedures for the creation and redemption of baskets. Under this approval, the Trust may create and redeem baskets in exchange for cash, rather than solely through in-kind transfers of TAO, with Authorized Participants, as described in the Trust Agreement (“Proposal 4”), was approved based on the following votes:

For	Against	Abstain
0	0	80

Proposal 5:

The proposal to approve amendments to the Trust Agreement providing that the Sponsor’s Fee will be paid daily in arrears, as described in the Trust Agreement (“Proposal 5”), was approved based on the following votes:

For	Against	Abstain
0	0	80

Proposal 6:

The proposal to approve amendments to the Trust Agreement allowing a portion of the Trust’s holdings to be held, from time to time, in one or more omnibus accounts maintained by the Custodian to facilitate the creation and redemption of Shares, as described in the Trust Agreement (“Proposal 6”), was approved based on the following votes:

For	Against	Abstain
0	0	80

Proposal 7:

The proposal to approve the additional amendments to the Trust Agreement (“Proposal 7” and, together with Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5, and Proposal 6, the “Proposals”) was approved based on the following votes:

For	Against	Abstain
0	0	80

As described in the Consent Solicitation Statement, under the terms of the Trust Agreement, any shareholders that did not, within twenty (20) calendar days of the date of the Consent Solicitation Statement, notify the Sponsor in writing that they objected to one or more of the Proposals were deemed to consent to each of the Proposals.  As such, in the aggregate, shareholders holding 100% of the Trust’s outstanding shares consented to Proposal 1, shareholders holding 100% of the Trust’s outstanding shares consented to Proposal 2, shareholders holding 100% of the Trust’s outstanding shares consented to Proposal 3, shareholders holding 100% of the Trust’s outstanding shares consented to Proposal 4, shareholders holding 100% of the Trust’s outstanding shares consented to Proposal 5, shareholders holding 100% of the Trust’s outstanding shares consented to Proposal 6, and shareholders holding 100% of the Trust’s outstanding shares consented to Proposal 7.

A sufficient number of shareholders consented to approve the Proposals described above by 4:00 p.m., New York City time, on December 28, 2025. As a result, the Consent Solicitation, and the period during which consents could be revoked, concluded as of 4:00 p.m., New York City time, on December 28, 2025.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Second Amended and Restated Declaration of Trust and Trust Agreement
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC, as Sponsor of Grayscale Bittensor Trust (TAO)

Date:	January 16, 2026	By:	/s/ Edward McGee
Name: Edward McGee Title: Chief Financial Officer*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments Sponsors, LLC, the Sponsor of the Registrant.